                                                                   EXHIBIT 10.16

                                PROMISSORY NOTE
                                ---------------

$233,608.70                                                        July 12, 1996
Due: December 31, 1996

     FOR VALUE RECEIVED, the undersigned ("Maker" ) promises to pay to the order of Ulster Investments Limited ("Lender"), its successors and assigns, at its principal office c/o Antigua International Trust Limited at High Street - P.O. Box 1302, St. John's, Antigua, West Indies, or such other place as the holder may designate in writing from time to time, the principal sum of Two Hundred Thirty Three Thousand Six Hundred Eight and 70/100 Dollars ($233,608.70), in lawful money of the United States, together with interest from the date hereof on the unpaid principal balance outstanding from time to time at an annual rate equal to eighteen percent (18%) per annum (the "Interest Rate").

     Interest payable on this Note will be calculated on the basis of the actual number of calendar days elapsed but computed as if each year consisted of three hundred and sixty (360) days. Interest shall be payable on any overdue amount of principal and/or interest at a rate per annum equal to eighteen percent (18%).
                                    ---------
In no event shall interest be payable at a rate higher than that permitted by any applicable law. Should Lender receive any payment that is or would be in excess of that permitted to be charged under then applicable law, then such payment shall automatically be applied to reduce the principal sum outstanding under this Note.

     This Note is subject to the terms and provisions of that certain Loan and Securities Purchase Agreement (the "Loan Agreement"), dated of even date herewith, between Maker and Lender, and this Note and the holder hereof are entitled to all the benefits provided for in the Loan Agreement, or which are referred to therein, to which Loan Agreement reference is made for a statement of the terms and conditions under which this indebtedness was incurred and is to be repaid and under which the due date of this Note my be accelerated. The provisions of the Loan Agreement are hereby incorporated herein by reference with the same force and effect as if fully set forth herein. This Note is secured by a Security Agreement (the "Security Agreement") dated of even date herewith, between Maker and Lender, and the rights granted Lender thereunder and under the Loan Agreement are cumulative and in addition to any rights Lender may have hereunder.

     Interest only shall be due and payable on September 30, 1996, and all outstanding principal and accrued and unpaid interest shall be due and payable on December 31, 1996, unless due earlier in accordance with the terms of the Loan Agreement. All payments on this Note shall be applied first to the payment of any costs of collection that may be due hereunder and to any costs or advances to which Lender is entitled to reimbursement under the Security Agreement, then to the payment of accrued interest, and the balance shall be applied to principal.

     This Note may be prepaid in full or in part at any time without premium or penalty. All prepayments shall be applied first to the payment of any costs of collection that may be due hereunder, then to the payment of unpaid interest, if any, and the balance shall be applied to principal.

     If all or any portion of the indebtedness evidenced hereby is not paid when due, or in the event of the occurrence of any Event of Default (as defined in the Loan Agreement), Lender or other holder without notice or demand, may declare the indebtedness evidenced hereby immediately due and payable and may immediately exercise any right of setoff and enforce any lien or security interest securing payment hereof.

     Time is of the essence. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

     Maker and any endorsers, sureties, guarantors and all other persons liable for all or any part of the indebtedness evidenced by this Note, jointly and severally, waive valuation and appraisement, presentment for payment, protest, notice of protest, dishonor, notice of dishonor, demand, notice of nonpayment and the benefit of all laws now or hereafter enacted affording any right to a stay of execution or extension of time for payment or exempting any property of such person from levy and sale upon execution of any judgment obtained by the holder under this Note. Such parties hereby consent, without affecting their liability, to extension or alteration of the time or terms of payment hereof, any renewal, any release of any or all part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to, any party liable for payment hereof, and such parties shall remain bound in the same capacities as prior thereto upon each such event.

     This Note represents a loan delivered and to be performed in Antigua, West Indies and shall be construed, interpreted and governed by the internal laws of Antigua, West Indies without reference to (i) its judicially or statutorily pronounced rules regarding conflict of law or choice of law; (ii) where any instrument is executed or delivered; (iii) where performance required by any instrument is made or required to be made; (iv) where any breach of any provision of any instrument occurs or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction, organization or domestication of any party; (vii) whether the laws of the forum jurisdiction would otherwise apply the laws of a jurisdiction other than Antigua, West Indies; or (viii) any combination of the foregoing.

     Maker agrees that the obligation to pay all principal, interest and other amounts owing hereunder is absolute and unconditional under all circumstances. In the event of any litigation in connection with this Note, Maker waives all rights to a trial by jury and agrees not to assert any counterclaim, defense, offset or abatement of any nature.

     Maker agrees to pay the holder hereof all out-of-pocket expenses and costs of collection, including, but not limited to, reasonable attorneys' fees, incurred by the holder hereof in enforcing or attempting to enforce this Note whether or not a suit is commenced; and such costs, fees and expenses shall be deemed to be added to the principal amount due under this Note.

     This Note may not be changed or modified in any way, nor may any provision hereof be waived, except by a written duly executed by the holder hereof.

     This Note will inure to the benefit of Lender, its legal representatives, successors, transferees and assigns.

     IN WITNESS WHEREOF, Maker has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                     SCIENTIFIC MEASUREMENT SYSTEMS, INC.,
                                     a Texas corporation



                                     By: /s/ Larry Secrest
                                        -----------------------------
                                          By:
                                             ------------------------



Attest:

/s/  Gary Kaufman
------------------------
Chief Financial Officer

                              SECURITY AGREEMENT

                              DATED JULY 12, 1996

                                BY AND BETWEEN

                     SCIENTIFIC MEASUREMENT SYSTEMS, INC.

                                      AND

                          ULSTER INVESTMENTS LIMITED

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I.   SECURITY INTEREST...............................................  1
             1.1  Collateral.................................................  1
                  ----------

ARTICLE II.  REPRESENTATIONS AND COVENANTS OF BORROWER.......................  3
             2.1  Authorization..............................................  3
                  -------------
             2.2  Title to Collateral........................................  3
                  -------------------
             2.3  Disposition or Encumbrance of Collateral...................  3
                  ----------------------------------------
             2.4  Validity of Accounts.......................................  3
                  --------------------
             2.5  Maintenance of Equipment, Fixtures
                  ----------------------------------
                  and Inventory; Location....................................  4
                  -----------------------
             2.6  Notation on Chattel Paper..................................  4
                  -------------------------
             2.7  Protection of Collateral...................................  4
                  ------------------------
             2.8  Insurance..................................................  4
                  ---------
             2.9  Compliance with Law........................................  5
                  -------------------
             2.10 Books and Records; Access..................................  5
                  -------------------------
             2.11 Notice of Default..........................................  5
                  -----------------
             2.12 Additional Documentation...................................  5
                  ------------------------
             2.13 Principal Executive Office.................................  6
                  --------------------------
             2.14 Name of Borrower...........................................  6
                  ----------------
             2.15 Power of Attorney..........................................  6
                  -----------------
ARTICLE III. COLLECTION OF ACCOUNTS..........................................  6

ARTICLE IV. ASSIGNMENT OF INSURANCE..........................................  7

ARTICLE V. EVENTS OF DEFAULT.................................................  7

ARTICLE VI. RIGHTS AND REMEDIES ON DEFAULT...................................  7
             6.1  Acceleration of Obligations................................  7
                  ---------------------------
             6.2  Deal with Collateral.......................................  7
                  --------------------
             6.3  Realize on Collateral......................................  7
                  ---------------------
             6.4  Access to Property.........................................  7
                  ------------------
             6.5  Other Rights...............................................  8
                  ------------

ARTICLE VII. MISCELLANEOUS...................................................  8
             7.1  No Liability on Collateral.................................  8
                  --------------------------
             7.2  No Waiver..................................................  8
                  ---------
             7.3  Remedies Cumulative........................................  8
                  -------------------
             7.4  Governing Law..............................................  8
                  -------------
             7.5  Expenses...................................................  9
                  --------
             7.6  Successors and Assigns.....................................  9
                  ----------------------
             7.7  Recitals...................................................  9
                  --------

                              SECURITY AGREEMENT
                              ------------------

     This SECURITY AGREEMENT is made by Scientific Measurement Systems, Inc., a Texas corporation ("Borrower"), as of this 12th day of July, 1996 in favor of Ulster Investments Limited, an Antigua, West Indies corporation ("Lender").

                                   RECITALS:
                                   ---------

     A. Lender has agreed to make loans in the aggregate amount of $233,608.70 pursuant to (i) that certain Loan and Securities Purchase Agreement (the "Loan Agreement") of even date herewith, between Borrower and Lender, and (ii) that certain promissory note of even date herewith in favor of Lender (the "Note").

     B. As a condition to said loans, Lender requires that Borrower grant to Lender a security interest in its assets in accordance with this Security Agreement.

     C. Borrower has determined that the execution, delivery and performance of this Security Agreement is in the best interests of Borrower.


                                   AGREEMENT:
                                   ----------

     In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby agrees as follows:

ARTICLE I. SECURITY INTEREST
----------------------------

     1.1  COLLATERAL. As security for the payment to the Lender of the Note and
          ----------
all liabilities, obligations and indebtedness of Borrower to Lenders, due or to become due, direct or indirect, absolute or contingent, joint or several, howsoever created, arising or evidenced, now existing under, or hereafter any time created pursuant to, the Loan Agreement, the Note or any other agreement or understanding whatsoever (all such notes, liabilities, obligations and indebtedness collectively referred to as the "Secured Obligations"), Borrower hereby grants to Lender a security interest in all of the assets and property of the Borrower (the "Collateral") including, but not limited to, the following described property:


          (a) ACCOUNTS.  the proceeds of and each and every right of Borrower to
              --------
     the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Borrower, out of a rendering of services by Borrower, out of a loan by Borrower, out of the overpayment of taxes or other liabilities of the Borrower, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including, but not limited to, all present and future debt instruments, chattel papers and accounts of Borrower;

          (b) CHATTEL PAPER. Any writing or writings evidencing both a monetary
              -------------
     obligation and a security interest in or a lease of specific goods now owned or hereafter acquired;

          (c) EQUIPMENT AND FIXTURES. Goods used or bought for use primarily in
              ----------------------
     Borrower's business, whether or not an interest therein arises under real property law, now owned or hereafter acquired by Borrower;

          (d) GENERAL INTANGIBLES. Any personal property other than goods,
              -------------------
     accounts, contract rights, chattel paper, documents, instruments and money, including, but not limited to, things in or choices of actions, licenses, rights of all types under leases and license agreements and all manufacturing and processing rights, patents, patent rights, licenses, trademarks, trade names and copyrights now owned or hereafter acquired;

          (e) INVENTORY. All personal property now owned or hereafter acquired
              ---------
     by Borrower which is held for sale or lease, or furnished or to be furnished under contracts of service, or held as raw materials, work in process or materials used or consumed or to be used or consumed in Borrowers business, and all returned or repossessed goods;

          (f) LEASEHOLD IMPROVEMENTS. All improvements made by Borrower to any
              ----------------------
     leasehold of Borrower, including, but not limited to, all structures, buildings, accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached, affixed or made to any leasehold of Borrower, whether or not an interest therein arises under real property law;

          (g) PROPERTY IN POSSESSION OF LENDER. Property of every kind and
              ---------------------------------
     description in which Borrower has or may acquire any interest, now or hereafter at any time in the possession or control of Lender for any reason, including, without limitation, instruments, money, documents or other property deposited with or delivered to Lenders as collateral, for safekeeping or for collection or exchange for other property; and all dividends and distributions on, or other rights in connection with such property;

          (h)   CUSTOMER AND MAILING LISTS.  All lists and compilations (whether
                --------------------------
     compiled in writing, magnetic tape or discs or otherwise) pertaining to actual or potential customers, subscribers or others in which Borrower has or may acquire an interest;

          (i) PROCEEDS. All property received upon the sale, exchange,
              --------
     collection or other disposition of collateral or proceeds of collateral (including, but not limited to, insurance payable by reason of loss or damage to the collateral) whether cash or non-cash proceeds, including, but not limited to, Inventory, Equipment or Fixtures acquired with cash proceeds; and

          (j) PRODUCTS. Goods manufactured, processed, assembled or commingled
              --------
     with any of the foregoing collateral;

together with (i) all substitutions and replacements for and proceeds of any and all of the foregoing property, and in the case of all tangible Collateral, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and
(ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such assets.

ARTICLE II. REPRESENTATIONS AND COVENANTS OF BORROWER
-----------------------------------------------------

     Borrower represents, warrants and covenants that:

     2.1  AUTHORIZATION.  The execution, delivery and performance of this
          -------------
Security Agreement have been duly authorized by all necessary action and do not and will not (a) require any consent or approval of the stockholders of any entity, or the consent of any governmental entity, or (b) violate any provision of any indenture, contract, agreement or instrument to which it is a party or by which is bound.

     2.2  TITLE TO COLLATERAL. Borrower has good and marketable title to all of
          -------------------
the collateral and none of the collateral is subject to any lien, except for (i) the security interests set forth in Exhibit A attached hereto, and (ii) the
                                    ---------
security interests created in connection with this Security Agreement.

     2.3  DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Borrower will not encumber,
          ----------------------------------------
sell or otherwise transfer or dispose of the Collateral without the prior written consent of the Lender, except as provided in this Section 2.3 and except for the liens permitted by Section 2.2 above. Until an Event of Default (as defined in Article V below) has occurred and is continuing, Borrower may sell Inventory in the ordinary course of business and may sell Equipment and Fixtures which in the judgment of Borrower have become obsolete or unusable in the ordinary course of Borrower's business.

     2.4  VALIDITY OF ACCOUNTS. Borrower warrants that all Accounts, Chattel
          --------------------
Paper and Instruments are bona fide existing obligations created by the sale and actual delivery of goods or the rendition of services to customers in the ordinary course of business, which Borrower then owns free and clear of any liens other than the security interests set forth in Exhibit A attached hereto
                                                     ---------
and the security interests created by this Security Agreement, and which are then unconditionally owing to the Borrower without defenses, offset or counterclaim, and that all shipping or delivery receipts, invoice copies and other documents furnished to Lender in connection therewith will be genuine, and that the unpaid principal amount of any Chattel Paper or instrument and any security therefor is and will be as represented to Lender on the date hereof.

     2.5  MAINTENANCE OF EQUIPMENT. FIXTURES AND INVENTORY; LOCATION. Borrower
           ---------------------------------------------------------
will maintain the Equipment, Fixtures and Inventory or cause the Equipment, Fixtures and Inventory to be maintained in good condition and repair. At the time of attachment and perfection of the security interest granted pursuant hereto and thereafter, all Inventory, Equipment and Fixture collateral will be located and will be maintained only at the locations set forth in Exhibit B
                                                                  ---------
attached hereto. Such Collateral will not be removed from such locations unless, prior to any such removal, Borrower has given written notice to the Lender of the location or locations to which Borrower desires to remove the Collateral, the Lender has given its written consent to such removal, and Borrower has delivered to Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of Lender's security interest in the Collateral prior in right to all other interests except for the security interests set forth in Exhibit A attached hereto. The security interest of
                       ---------
Lender attaches to all of the Collateral wherever located and Borrower's failure to inform Lender of the location of any item or items of collateral shall not impair Lender's security interest therein. Until an Event of Default has occurred and is continuing, Borrower may sell Inventory in the ordinary course of business and may sell Equipment and Fixtures which in the judgment of Borrower have become obsolete or unusable in the ordinary course of business.

     2.6  NOTATION ON CHATTEL PAPER. For purposes of the security interest
          -------------------------
granted pursuant to this Security Agreement, Lender has been granted a direct security interest in all Chattel Paper and such Chattel Paper is not claimed merely as Proceeds of Inventory. Upon the Lender's request, Borrower will deliver to the Lender the originals of all Chattel Paper. Borrower will not execute any copies of Chattel Paper other than those which are clearly marked as a copy. If Lender permits any Chattel Paper to be left in the possession of Borrower, Borrower will deliver to Lender upon request proof satisfactory to Lender of the existence of any such Chattel Paper and will affix or permit Lender to affix any such Chattel Paper with a legend reflecting the Lender's security interest therein.

     2.7  PROTECTION OF COLLATERAL. All expenses of protecting, storing,
          ------------------------
warehousing, insuring, handling and shipping the Collateral, all costs of keeping the Collateral free of any liens prohibited by this Security Agreement and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in, respect of the sale thereof, shall be borne and paid by Borrower. in the event that Borrower fails to promptly pay such expenses when due, Lender may at its option, but shall not be required to, pay such expenses, whereupon Lender shall be entitled to reimbursement thereof.

     2.8  INSURANCE. Borrower will procure and maintain, or cause to be procured
          ---------
and maintained, insurance issued by responsible insurance companies insuring the Collateral against damage and loss by theft, fire, collision (in the case of motor vehicles), and such other risks as are usually carried by owners of similar properties or as may be requested by Lender in an amount equal to the fair market value thereof and, in any event, in an amount sufficient to avoid the application of any coinsurance provisions. All such insurance shall contain an agreement by the insurer to provide Lender with 30 days' prior notice of cancellation and an agreement that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower nor by the occupation of the premises wherein such Collateral is located for purposes more hazardous than are permitted by said policy. Borrower will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies of such types (which may include, without limitation, public and product liability, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as may from time to time be required by Lender and will cause the Lender to be listed therein as additional insureds. Borrower will deliver evidence of such insurance and the policies of insurance or copies thereof to Lender upon request.

     2.9  COMPLIANCE WITH LAW. Borrower will not use the Collateral, or
          --------------------
knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

     2.10  BOOKS AND RECORDS; ACCESS.
           --------------------------

           (a) Borrower will permit the Lender or its designees to examine Borrower's books and records with respect to the Collateral and make extracts therefrom and copies thereof at any time and from time to time, and Borrower will furnish such information and reports to the Lender regarding the Collateral as the Lender may from time to time request. Borrower will also permit the Lender or its designees to inspect the Collateral at any time and from time to time as the Lender may reasonably request.

          (b) Lender shall have authority, at any time, to place, or require Borrower to place, upon Borrower's books and records relating to Accounts, Chattel Paper, Instruments and other rights to payment covered by the security interest granted hereby a notation or legend stating that such Accounts, Chattel Paper, Instruments and other rights to payment are subject to a security interest of Lender.

     2.11  NOTICE OF DEFAULT. Immediately upon any officer of Borrower becoming
           -----------------
aware of the existence of any Event of Default, Borrower will give notice to the Lender that such Event of Default exists, stating the nature thereof, the period of existence thereof, and what action Borrower proposes to take with respect thereto.

     2.12  ADDITIONAL DOCUMENTATION. Borrower will execute, from time to time,
           ------------------------
such financing statements, assignments, and other documents covering the Collateral, including Proceeds, as Lenders may request in order to create, evidence, perfect, maintain or continue their security interest in the Collateral as a first priority interest as to all other interests except those security interests set forth in Exhibit A (including additional Collateral
                                ---------
acquired by Borrower after the date hereof), and Borrower will pay the cost of filing the same or reimburse Lender for filing costs in all public offices in which Lender may deem filing to be appropriate as well as the costs of any lien searches which Lender may request; and will notify Lender promptly upon acquiring any additional Collateral. Upon request, Borrower will deliver to Lender all Borrower's Instruments and Chattel Paper.

     2.13  PRINCIPAL EXECUTIVE OFFICE. The location of the principal
           --------------------------
executive office of Borrower is set forth in Exhibit B attached hereto and will
                                             ---------
not be changed without the prior written consent of the Lender. Borrower warrants that its books and records concerning its Accounts and Chattel Paper are located at its principal executive office.

     2.14  NAME OF BORROWER. Borrower's true name is as set forth in Exhibit B
           ----------------                                          ---------
attached hereto. Borrower has not used any other name within the past five (5) years except those described in Exhibit B attached hereto. Neither Borrower nor
                                ---------
any predecessor in title to any of the Collateral has, since June 1, 1996, executed any financing statements or security agreements presently effective as to the Collateral except those described on Exhibit A attached hereto.
                                            ---------

     2.15  POWER OF ATTORNEY. Borrower appoints the Lender or any other person
           -----------------
whom the Lender may from time to time designate, as Borrower's attorney with power, after the occurrence and during the continuance of an Event of Default, to endorse Borrower's name on any checks, notes, acceptances, drafts, or other forms of payment or security that may come into Lender's possession, to sign Borrower's name on any invoice or bill of lading relating to any Collateral, on drafts against customers, on schedules and confirmatory assignments of Accounts, Chattel Paper, Instruments or other Collateral, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts and on notices to customers, to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by the Lender to receive and open all mail addressed to Borrower, to send requests for verification of Accounts, Chattel Paper, Instruments or other Collateral to customers and to do all things necessary to carry out this Security Agreement. Borrower ratifies and approves all acts of the attorney taken within the scope of the authority granted. Neither the Lender nor the attorney will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Secured Obligation remains unpaid. Borrower waives presentment and protest of all instruments and notice thereof, notice of default and dishonor and all other notices to which Borrower may otherwise be entitled.

ARTICLE III. COLLECTION OF ACCOUNTS
-----------------------------------

     Except as otherwise provided in this Article III, Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Accounts. In connection with such collections, Borrower may take (and, at the Lender's direction, shall take) such action as Borrower or the Lender may deem necessary or advisable to enforce collection of the Accounts; provided, however, that the Lender shall have the right, at any time upon written notice to Borrower of its intention to do so, to notify the account debtors under any Accounts of the assignment of such Accounts to Lender and to direct such account debtors to make payment of all amounts due or to become due to Borrower thereunder directly to Lender. Upon such notification and at the expense of the Borrower, the Lender shall have the right to enforce collection of such Accounts and to adjust, settle, or compromise the amount of payment thereof in the same manner and to the same extent as Borrower might have done.

ARTICLE IV. ASSIGNMENT OF INSURANCE
-----------------------------------

     Borrower hereby assigns to Lender, as additional security for payment of the Secured Obligations, any and all monies due or to become due under, and any and all other rights of Borrower with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such monies directly to Lender. After the occurrence and during the continuation of an Event of Default, Lender may (but need not) in its own name or in Borrower's name execute and deliver proofs of claim, receive such monies. endorse checks and the instrument representing such monies and settle or litigate any claim against the issuer of any such policy.

ARTICLE V. EVENTS OF DEFAULT
----------------------------

     The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default hereunder (an "Event of Default").

ARTICLE VI. RIGHTS AND REMEDIES ON DEFAULT
------------------------------------------

     Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of the Lender, and in addition to the rights granted to the Lender under Articles III and IV hereof and under the Loan Agreement, the Lender may exercise any one or more of the following rights and remedies:

     6.1  ACCELERATION OF OBLIGATIONS. Declare any and all Secured Obligations
          ----------------------------
to be immediately due and payable, and the same shall thereupon become immediately due and payable without further notice or demand.

     6.2  DEAL WITH COLLATERAL. In the name of Borrower or otherwise, demand,
          --------------------
collect, receive and receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral.

     6.3  REALIZE ON COLLATERAL. Take any action which the Lender may deem
          ---------------------
necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Borrower any checks, drafts, notes, or other instruments or documents received in payment or on account of the Collateral.

     6.4  ACCESS TO PROPERTY. Enter upon and into and take possession of all or
          ------------------
such part or parts of the properties of Borrower, including lands, plants, buildings, machinery, equipment and other property as may be necessary or appropriate in the judgment of the Lender, to permit or enable the Lender to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as the Lender may deem necessary or appropriate for said purposes without the payment of any compensation to Borrower therefor. Borrower shall provide the Lender with all information and assistance requested by the Lender to facilitate the storage, leasing, sale or other disposition or collection of the Collateral after an Event of Default.

     6.5  OTHER RIGHTS. Exercise any and all other rights and remedies available
          ------------
to it by law, in equity or by agreement, including rights and remedies under the UCC or any other applicable law, or under this Security Agreement or the Loan Agreement and, in connection therewith, the Lender may require Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Borrower at its address as shown on Lender's records at least five (5) days before the date of such disposition.

ARTICLE VII. MISCELLANEOUS
--------------------------

     7.1  NO LIABILITY ON COLLATERAL. It is understood that Lender does not in
          --------------------------
any way assume any of Borrower's obligations under any of the Collateral. Borrower hereby agrees to indemnify Lender against all liability arising in connection with or on account of any of the Collateral, except for any such liabilities arising on account of Lender's gross negligence or willful misconduct.

     7.2  NO WAIVER.  Lender shall not be deemed to have waived any of its
          ---------
rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver is in writing and signed by the Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     7.3  REMEDIES CUMULATIVE. All rights and remedies of Lender shall be
          -------------------
cumulative and may be exercised singularly or concurrently, at its option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

     7.4  GOVERNING LAW. The parties hereto acknowledge that the principal place
          -------------
of business of the Lender is Antigua, West Indies and this Agreement, the Note, the Loan Agreement, the Joinder Agreement, and each other document executed pursuant hereto shall be deemed to have been delivered, are to be performed within and shall each be deemed to be a contact made under, construed and interpreted in accordance with and governed by the internal laws of the Antigua, West Indies (without reference to (i) its judicially or statutorily pronounced rules regarding conflict of law or choice of law; (ii) where any instrument is executed or delivered; (iii) where performance required by any instrument is made or required to be made; (iv) where any breach of any provision of any instrument occurs or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction, organization or domestication of any party; (vii) whether the laws of the forum jurisdiction would otherwise apply the laws of a jurisdiction other than Antigua, West Indies; or (viii) any combination of the foregoing.

     7.5  EXPENSES. The Borrower agrees to pay the reasonable attorneys' fees
          --------
and legal expenses incurred by Lender in the exercise of any right or remedy available to it under this Security Agreement, whether or not suit is commenced, including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment.

     7.6  SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon
          ----------------------
and inure to the benefit of the successors and assigns of Borrower and Lender.

     7.7  RECITALS. The above Recitals are true and correct as of the date
          --------
hereof and constitute a part of this Security Agreement.

     IN WITNESS WHEREOF, Borrower has caused the execution of this Security Agreement by its duly authorized representative as of the day and the year first above written.

                                Scientific Measurement Systems, Inc., a Texas Corporation


                                By: /s/  LARRY SECREST
                                   -------------------------------------------
                                   Its:  President and CEO
                                         -------------------------------------

Attest:


/s/  GARY KAUFMAN
-------------------------------
Chief Financial Officer

                                   EXHIBIT A
                                   ---------

1. Security interests arising under existing loans from The Frost National Bank with respect to domestic accounts receivable.

2. Security interests of Wells Fargo HSBC TradeBank, N.A. in "contract collateral" as defined in the Exim Guaranteed Loan Agreement dated June 15, 1996 by and between the Borrower and Wells Fargo HSBC TradeBank, N.A.

                                    EXHIBIT B
                                    ---------

Scientific Measurement Systems, Inc.
2210 Denton Drive
Austin, Texas  78758

                               JOINDER AGREEMENT
                               -----------------

     THIS JOINDER AGREEMENT (the "Agreement") is entered into by and among Scientific Measurement Systems, Inc., a Texas corporation (the "Company"), Howard L. Burris, Jr., a resident of Texas ("Investor"), and Ulster Investments Limited ("Ulster").

                                   RECITALS:
                                   --------

     WHEREAS, the Company and Ulster have this date entered into that certain Loan and Securities Purchase Agreement, together with the Promissory Note and Security Agreement contemplated therein; and

     WHEREAS, by virtue of that certain Registration Rights Agreement entered into as of May 8, 1995 by and among the Company and Burris, the Company granted registration rights to Burris, a copy of which agreement is attached hereto and incorporated by reference; and

     WHEREAS, concurrent with the transactions contemplated by the Loan and Securities Purchase Agreement, the Company and Burris desire to grant registration rights to Ulster comparable to rights previously granted to Burris; and

     WHEREAS, the parties desire by virtue of this Agreement to evidence the terms and conditions upon which such registration rights will be granted to Ulster;

     NOW THEREFORE, it is hereby agreed as follows:

     1. By the execution of this Agreement, each party hereto agrees that Ulster shall be deemed a party to the Registration Rights Agreement and to be an
"Investor" as defined in such agreement, to the same extent as Burris is at present a party thereto with registration rights thereunder.

     2. The undersigned hereby agree with respect to the registration rights granted to Burris and Ulster that those rights shall be pari passu, and shall be subject, if required, to a curtailment or cut-back pro rata based on the total number of shares each Investor then wishes to register.

     3. For purposes of this Agreement, the term "Registerable Securities" as set forth in Section 3(a) of the Registration Rights Agreement, shall, with respect to Ulster, include all shares of Common Stock issuable to Ulster pursuant to all transactions contemplated by the Loan and Securities Purchase Agreement.

     4. The registration rights granted hereunder to Ulster are subject to the provisions of Section 1.6(a) of the Loan and Securities Purchase Agreement. Ulster further agrees that Burris may be granted registration rights under the terms of the Registration Rights Agreement with respect to shares issuable to him in connection with a proposed transfer to the Company of a scanner system.

     EXECUTED the 12th day of July, 1996, to be effective as of such date.

                                        SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                                        By: /s/ LARRY SECREST
                                           -------------------------------------
                                        Printed Name: Larry Secrest
                                                     ---------------------------
                                        Title: President and CEO
                                              ----------------------------------


                                        INVESTORS:


                                        /s/ HOWARD L. BURRIS, JR.
                                        ----------------------------------------
                                        Howard L. Burris, Jr.


                                        ULSTER INVESTMENTS LIMITED


                                        By: /s/ BRIAN STUART-YOUNG
                                           -------------------------------------
                                        Printed Name:  Brian Stuart-Young
                                                     ---------------------------
                                        Title: Antiqua International Trust
                                                Limited
                                                Director
                                               ---------------------------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May 8, 1995 (the "Effective Date") by and among Scientific Measurement Systems, Inc., a Texas corporation (the "Company"), and Howard L. Burris, Jr., a resident of Texas (hereinafter referred to as "Investor").

                                   RECITALS:
                                   ---------

     Concurrent with the signing of this Agreement, the Company and the Investor are signing the Conversion Agreement (the "Conversion Agreement") providing for the conversion of certain promissory notes executed by the Company, payable to Investor, into shares of the Company's common stock ("Common Stock").

     THEREFORE, for and in consideration of the covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. OPTIONAL REGISTRATIONS.  If (and on each occasion that) the Company
        ----------------------
proposes to register any of its shares of Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act of 1933 (the "Securities Act") (other than a registration solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Security and Exchange Commission ("SEC") is applicable), and if, in connection therewith the Company may lawfully register the Common Stock of the Investor, the Company will give written notice to the Investor or Investors who are recorded on the Company's stock transfer records as holding outstanding Registrable Securities (as hereinafter defined) (the "Holders") of such proposal not later than forty-five (45) days prior to the anticipated filing date of such registration, and will include in such registration and effect the registration under the Securities Act of all Registrable Securities that such Holders may request in writing by notice delivered to the Company within twenty (20) days after receipt by such Holder of the notice given by the Company; provided,
                                                                 --------
however, that in connection with any such offering by the Company of any of its
-------
securities, no such registration of Registrable Securities shall be required if the managing underwriter, if any, for the Company advises the Company in writing that including all or part of the Registrable Securities in such offering will materially and adversely affect the proposed offering and jeopardize the Company's ability to sell its securities pursuant to the registration statement due to the absolute number of Registrable Securities being included in such offering. If such managing underwriter advises the Company that, in its opinion, part of the Registrable Securities may be included in such offering without materially and adversely affecting the proposed offering, then the Company shall be obligated to include such limited number of Registrable Securities in such offering, which Registrable Securities shall be taken from those owned and held by a group consisting of the Holders and other holders of Common Stock having registration rights that are pari passu with those of the Holders, and such limitation shall be imposed upon the Holders and such other holders pro rata on the basis of the total number of Registrable Securities owned by the Holders and such other holders or obtainable by them upon the exercise of rights with respect to other securities owned by them. All expenses of such registration and offering (including the Company's attorneys' fees) shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders. The Investor shall be entitled to an unlimited number of registrations under Section 1 of this Agreement.

     If the Company elects to terminate any registration filed under this
Section 1, the Company will have no obligation to register the securities sought to be included by Investor in such registration. Additionally, each Investor included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Investor shall disapprove of any of the terms of the related underwriting agreement.

     2.  Registration on Form S-3.
         ------------------------

          (a) If any Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $250,000, and the Company is a registrant entitled to use form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided,
                                                                       ---------
however, that the Company shall not be required to effect more than one
--------
registration pursuant to this Section 2 in any twelve-month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. If the registration is for a public offering involving an underwriting, the substantive provisions of Section 1 shall be applicable to each registration initiated under this
Section 2. All expenses of such registration and offering (including the Company's attorneys' fees) shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders. The Investor shall be entitled to an unlimited number of registrations under Section 2 of this Agreement.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Holder, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date three (3) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future or for any disclosure to be made that, in the opinion of the Board of Directors duly advised by counsel, is required to be made in connection with the sale of Registrable Securities pursuant to such registration, provided that the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, and provided, further, that the Company shall not exercise its right under this clause to defer such obligation more than once in any twelve-month period.

      3. Registrable Securities. For purposes of this Agreement, the term
         ----------------------
"Registrable Securities" shall mean both of the following:

          (a) the Common Stock issued to Investor pursuant to the Conversion Agreement; and

          (b) any Common Stock issued or issuable with respect to the Common Stock identified in Section 3(a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

However, the meaning of the term "Registrable Securities" shall not include any shares of Common Stock that have at any time been sold in a registered public offering or pursuant to Rule 144. Subject to compliance with applicable federal and state securities laws and to Section 12 of this Agreement, the registration rights granted under this Agreement may be assigned by the Investor, provided that notice of such transfer and assignment, together with the name and address of the transferee, is given to the Company.

      4. Procedure for Registration. Whenever the Company is required under this
         --------------------------
Agreement to register Registrable Securities, it agrees to do the following:

          (a) Use its best efforts to prepare promptly for filing with the SEC a registration statement and such amendments and supplements to said registration statement and the prospectus as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering (but in no event more than 120 days);

          (b) Furnish to each Holder such copies of each preliminary and final prospectus and such other documents as each Holder may reasonably request to facilitate the disposition of such Holder's Registrable Securities;

          (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the Holders, if any; and

          (d) Use all reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as any Holder may reasonably request, although the Company will not be required to register in any states that require it to qualify to do business or subject itself to general service of process, and the Company will not be required to register in more states than is necessary to permit the sale of the securities.

     5.  Limitation On Sales. In connection with any underwritten offering by
         -------------------
the Company in which some or all of the Investors participate, the Investors shall, if requested by the managing underwriter or underwriters thereof, agree not to sell any of their Registrable Securities or any other securities of the Company owned by the Investors in any transaction other than pursuant to such underwritten offering for a period beginning sixty (60) days prior to the date the Company and the underwriter reasonably expect the registration statement to become effective, and for such period after the effective date of the registration statement as is agreed upon by the underwriters and Company.

     6.  Delayed Offering. The Company may delay any underwritten offering when,
         ----------------
in its good faith judgment, a condition or pending transaction exists the disclosure of which would reasonably be expected to have a material adverse effect on the Company. The Company may delay or withdraw any offering for any reason.

     7.  Indemnification. The Company will indemnify each Investor who holds
         ---------------
Registrable Securities, and each of its officers, directors and partners and each other person, if any, who controls such person within the meaning of
Section 15 of the Securities Act, against any losses, claims, damages, expenses, or liabilities to which such persons may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or any preliminary prospectus or final prospectus or amendment or supplement thereto on the effective date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not
                                    --------  -------
be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such person specifically for use in the preparation thereof.

     It shall be a condition precedent to the obligation of the Company to include in any registration statement any Registrable Securities, that the Company shall have received an undertaking, satisfactory to the Company, from each Holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by the Holder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof.

      8. Rule 144 Requirements. For so long as the Company is subject to the
         ---------------------
reporting requirements of the Securities and Exchange Act of 1934, the Company will use its best efforts to file with the SEC such information as the SEC may require and will use its best efforts to make available Rule 144.

      9. Obligations in a Registration. Any Investor owning Common Stock
         -----------------------------
included in any registration agrees to furnish such information regarding such person and the securities sought to be registered as the Company may reasonably request in connection with the registration, qualification or compliance.

     10. Limitations on Subsequent Registration Rights. The Company shall not,
         ---------------------------------------------
without the prior written consent of the Investor holding securities representing at least a majority of the then outstanding Common Stock subject to this Agreement enter into any agreement granting any (a) subsequent purchaser or prospective holder of any securities of the Company, registration rights with respect to such securities unless such registration rights are subordinate to and do not override or conflict with the registration rights granted Investor in this Agreement and (b) other stockholder registration rights that conflict with this Agreement.

     11. Restrictions on Public Sale by the Company. The Company agrees not to
         ------------------------------------------
effect any public sale or other distribution of its Common Stock or securities convertible into or exchangeable for Common Stock, during the period commencing on the seventh (7th) day prior to, and ending on the ninetieth (90th) day following, the effective date of any underwritten registration pursuant to this Agreement, except in connection with any such underwritten registration.

     12. Transfer of Registration Rights. The rights granted Investor under
         -------------------------------
this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by an Investor provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, and (B) such assignee or transferee acquires at least twenty-five percent (25%) of the Common Stock then owned by such Investor (subject to appropriate adjustment(s) for stock splits, dividends, subdivisions, combinations, and recapitalizations).

     13. Complete Agreement. This Agreement together with the Conversion
         ------------------
Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements. This Agreement may not be modified without the written consent of the parties hereto.

     14. Term. This Agreement shall terminate as to any Investor upon the
         ----
written consent of such Investor, and shall terminate with respect to all Investors upon the date which is five (5) years from the Effective Date.

     15. Severability. If any provision of this Agreement is held to be
         ------------
illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of each illegal, invalid, or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Governing Law. This Agreement will be governed by and construed in
         -------------
accordance with Texas law, excluding choice of law and conflicts of law principles.

     17. Mutual Drafting. This Agreement is the joint product of the Company,
         ---------------
and Investor, whom has been represented by counsel. Each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of the parties and their counsel, and this Agreement shall not be construed for or against any of the parties.

     18. Good Faith Performance. Each of the parties to this Agreement agrees to
         ----------------------
act in good faith to accomplish the purposes of this Agreement and to fulfill all of the covenants and conditions contained herein.

     Executed March 8, 1996 to be effective as of the Effective Date.

                                SCIENTIFIC MEASUREMENT SYSTEMS, INC.



                                By: /s/ LARRY SECREST
                                   --------------------------------------------
                                Printed Name: Larry Secrest
                                Title: President and CEO


                                INVESTOR:



                                /s/ HOWARD L. BURRIS, JR.
                                -----------------------------------------------
                                Howard L. Burris, Jr.